UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2010)

COMPOSITE TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-10999	59-2025386
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2026 McGaw Avenue Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 428-8500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

            This Form 8-K and other reports filed by Composite Technology Corporation (the “Registrant” or “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings, the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan”, or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward looking statements to conform these statements to actual results.

Item 1.01               Entry into a Material Definitive Agreement

The following discussion provides only a brief description of the applicable documents described below.  The discussion is qualified in its entirety by the full text of the loan agreement and other documents, which are attached to this Current Report on Form 8-K as exhibits 10.1 through 10.6.

Loan and Security Agreement

On April 12, 2010, Composite Technology Corporation, CTC Cable Corporation and CTC Renewables Corporation (jointly and severally, “Composite” or the “Company”) entered into a Loan and Security Agreement (“Loan Agreement”) with Partners for Growth II, L.P.(“PFG”).  Pursuant to the terms and subject to the conditions set forth in the Loan Agreement, PFG will provide a senior secured term loan in the amount of $10,000,000 (“Loan”) to the Company, which will be secured in all assets of the Company. The borrowings pursuant to the Loan Agreement shall be either Facility A borrowings, which are those borrowings that are supported by 80% of the Company’s eligible accounts not outstanding for more than 60 days from its invoice date, or Facility B borrowings which are the difference between Facility A borrowings and $10,000,000. The interest rate applicable to the Facility A borrowings will be 7.5% and the interest rate applicable to the Facility B borrowings will be 12.5%. Pursuant to the Loan Agreement, the accrued interest, calculated on the basis of a 360-day year, shall be payable monthly and the principal balance and any accrued and unpaid interest and other outstanding monetary obligations will be due on the maturity date of April 12, 2012. The principal of the Loan may be prepaid, subject to a prepayment penalty of 3% of principal prepaid in the first year and 1.5% of the principal prepaid in the second year.

Pursuant to the Loan Agreement, PFG has been paid a commitment fee of $200,000, less any loan fee deposit paid concurrently with execution of the term sheet, at closing. The Company will have financial covenants as follows: maintain cash, cash equivalents and accounts receivables of not less than $7,500,000 determined monthly and maintain adjusted operating income (loss) on a cumulative basis of not less than ($5,000,000). Additionally, the Company will have monthly financial reporting obligations. The Company’s deposit accounts will be subject to control agreements with PFG, which shall permit PFG, in its discretion, to withdraw from the deposit accounts accrued interest on the obligations monthly if not paid when due. With respect to the Company’s DeWind escrow accounts, the Company will provide notice at least two business days of impending distribution to the Company or any affiliate from the DeWind escrow account and deposit proceeds from the DeWind escrow accounts only in the Company’s account for which there is a control agreement with PFG, unless such account has an average daily balance during the month of $10,000 or less. All present and future indebtedness of the Company will be subordinated pursuant to PFG’s standard form of subordination agreement.

Pursuant to the Loan Agreement, the Company shall not, without PFG’s prior consent, permit any change in control, acquire assets, except in the ordinary course of business, or make any investments other than permitted investments, enter into any other transaction outside of the ordinary course of business, or sell or transfer any Collateral with limited exceptions.

In addition, on April 12, 2010, the Company entered into a Cross-Corporate Continuing Guaranty and Security Agreement (“Guaranty”) with Stribog, Inc. (“Guarantor”) and PFG pursuant to which the Company and Guarantor guaranteed the Company’s complete payment and performance of its obligations under the Loan Agreement.

Intellectual Property Agreement

On April 12, 2010, the Company also entered into an Intellectual Property Security Agreement with PFG under which the Company granted to PFG a security interest in all of its right, title and interest in the Company’s intellectual property.

Warrants

In addition, on April 12, 2010, the Company entered into a Warrant Purchase Agreement with PFG and issued (i) warrants in favor of PFG to purchase 5,000,000 shares of the Company’s common stock at $0.29 per share, exerciseable until April 12, 2013 and (ii) warrants favor of PFG to purchase 5,000,000 shares of the Company’s common stock at $1.00 per share, exerciseable until April 12, 2015.  Both warrants may be exercised in a “cashless” manner.  The Company valued the warrants at $0.1579 per warrant for the 3 year warrants and $0.1403 for the five year warrants for a total value of $1,494,000.  It used the Black-Scholes Merton option pricing model to value the fair value of the warrants issued using the following assumptions.  The market price was $0.27, the 10 day volume weighted average price used to price the warrants.  The volatility was estimated at 95%, the life of the warrants was either 3 or 5 years, the risk free rate was 1.65% and 2.60% for the three and five year warrants respectively and a dividend yield of 0%.

Copies of the Loan Agreement, the Guaranty, the Intellectual Property Security Agreement, Warrant Purchase Agreement and Warrants are filed as Exhibits 10.1 through 10.6  respectively, to this Form 8-K and are incorporated herein by reference. The descriptions of the material terms of the Loan Agreement, Guaranty, Intellectual Property Agreement, Warrant Agreement and Warrants are qualified in their entirety by reference to such exhibits.

Item 2.03. Creation of a Direct Financial Obligation

As described more fully under Item 1.01, pursuant to the terms and subject to the conditions set forth in the Loan Agreement, PFG provided a senior secured term loan in the amount of $10,000,000 to the Company, secured in all assets of the Company, on April 12, 2010.  The loan is due on April 12, 2012 but repayment may be accelerated upon an event of default which could include, among other things: (a) any representation made to PFG by Company shall be untrue or misleading in a material respect; (b) Company shall fail to pay  any amounts when they are due;  (c) Company shall fail to comply with applicable covenants; (d) any cross default occurs under any certain third party obligations; (e) Company breaches any material contract which may result in a material adverse change; (f) a change in the ownership of more than thirty-five percent (35%) of the outstanding shares of stock of Company, compared to the ownership of outstanding shares of stock of Company in effect on the date of the Loan Agreement without the prior written consent of PFG occurs; or (g) a material adverse change shall occur.

Item 3.02. Unregistered Sales of Equity Securities

On April 12, 2010, the Company issued (i) warrants in favor of PFG to purchase 5,000,000 shares of the Company’s common stock at $0.29 per share and (ii) warrants favor of PFG to purchase 5,000,000 shares of the Company’s common stock at $1.00 per share.   The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act for the issuance of these securities. The recipient represented that it took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits.

Exh. No.	Description

10.1	Loan and Security Agreement by and among the Registrant, CTC Cable Corporation, CTC Renewables Corporation and Partners for Growth II, L.P. dated as of April 12, 2010.*

10.2
Cross Corporate Guaranty and Security Agreement by and among the Registrant, CTC Cable Corporation, CTC Renewables Corporation, and Stribog, Inc. and Partners for Growth II, L.P. dated as of April 12, 2010.

10.3	Intellectual Property Security Agreement by and among the Registrant, CTC Cable Corporation, CTC Renewables Corporation and Partners for Growth II, L.P. dated as of April 12, 2010.

10.4	Warrant Purchase Agreement by and between the Registrant and Partners for Growth II, L.P. dated as of April 12, 2010.*

10.5	Form of Warrant*

10.6	Form of Warrant*

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPOSITE TECHNOLOGY CORPORATION
(Registrant)

Date: April 16, 2010
/s/ Benton H Wilcoxon
Benton H Wilcoxon, Chief Executive Officer